UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023 (February 17, 2023)

NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 below is incorporated by reference.

Item 8.01.	Other Events.

On February 2, 2023, NRx Pharmaceuticals, Inc. (the “Company ”) convened a special meeting of stockholders (the “Special Meeting”). As of the close of business on January 9, 2023, the record date of the Special Meeting, there were 67,690,914 shares of common stock, par value $0.001 per share of the Company (the “Common Stock”) outstanding, each of which was entitled to one vote on each proposal at the Special Meeting.

At that time, there were not present or represented by proxy a sufficient number of shares of Common Stock to constitute a quorum. Accordingly, the Company adjourned the Special Meeting without any business being conducted, in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposal set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 10, 2023 (the “Proxy Statement”).

On February 17, 2023, the Company re-convened the Special Meeting. Immediately prior to the start of the re-convened Special Meeting, the Company was informed that stockholders, who appeared to hold a sufficient number of shares of Common Stock to allow the Special Meeting to achieve a quorum, were attempting to vote electronically. However, electronic voting had already been closed in accordance with standard practice and they were unable to register their votes. As a result, there were not present or represented by proxy a sufficient number of shares of Common Stock to constitute a quorum.

Accordingly, the Company again adjourned the Special Meeting without any business being conducted, in order to allow time to achieve quorum and to allow the Company’s stockholders additional time to vote on the proposal set forth in the Proxy Statement. Subsequent to the adjournment, the Company has communicated with stockholders holding sufficient shares to constitute a quorum and believes such stockholders intend to cause their shares to be present or represented by proxy at the reconvened meeting.

The adjourned Special Meeting will reconvene on March 3, 2023 at 11:00 a.m. local time, to be held in virtual format at in virtual format at: https://www.cstproxy.com/nrxpharma/2023.

The close of business on January 9, 2023 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made to the proposal to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC’s website at www.sec.gov.

During the period of adjournment, the Company will continue to solicit votes from its stockholders, including the stockholders who attempted to vote today, with respect to the proposal set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: February 24, 2023	By:	/s/ Michael Kunz
	Name:	Michael Kunz
	Title:	General Counsel